UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

Znomics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136372	52-2340974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 103 Minneapolis, MN	55305
(Address of principal executive offices)	(Zip Code)

(952) 253-6032
(Registrant’s telephone number, including area code)

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01   Other Events

On March 28, 2013, by written action, the Board of Directors of Znomics, Inc. (the "Company") resolved to begin voluntary filings of financial information with the OTC Markets Group through their OTC Disclosure & News Service.  The Board of Directors also resolved to discontinue its voluntary filing of financial and other information with the Securities and Exchange Commission ("SEC"), effective immediately.

The Company's financial reports, beginning with the annual report for the year ended December 31, 2012, can be found at www.otcmarkets.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZNOMICS, INC.
Date: March 28, 2013	By:	/s/ David G. Latzke
David G. Latzke
Chief Financial Officer